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                       Securities and Exchange Commission

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2001


                          United Petroleum Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                      0-25006                 13-3103494
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


                    5800 N.W. 74th Avenue              33166
                       Miami, Florida
                    (Address of principal            (Zip Code)
                      executive offices)

                                 (305) 592-5101

              (Registrant's telephone number, including area code)

                                 Not Applicable

         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On October 30, 2001, United Petroleum Corporation and its subsidiaries, United Petroleum Group, Inc., Jackson-United Petroleum Corporation, Calibur Systems, Inc., United C-Store Holdings, L.L.P., F.S. Non-Gas Subsidiary, Inc. and F.S. Gas Subsidiary, Inc. filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNITED PETROLEUM CORPORATION
                                                    (Registrant)

                                                    By: /s/ JORGE CANO
                                                       -------------------------
Date: November 6, 2001                                  Jorge Cano
                                                        President/Director